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                              STRATTON MUTUAL FUNDS
                              =====================
                           STRATTON GROWTH FUND, INC.
                   STRATTON MONTHLY DIVIDEND REIT SHARES, INC.
                            THE STRATTON FUNDS, INC.

                        SUPPLEMENT DATED AUGUST 15, 2001
                         TO PROSPECTUS DATED MAY 1, 2001

          This supplement provides new information and replaces any contrary information contained in the Prospectus dated May 1, 2001 for the Stratton Mutual Funds.

          Effective October 1, 2001, Stratton Mutual Funds will impose a redemption fee of 1.50% of the total redemption amount if you sell or exchange your shares within 120 days or less after the purchase date. This fee is retained by the Funds to compensate the Funds for the extra expense they incur because of short-term trading. In addition, the Funds hope that the fee will discourage short-term trading of their shares.

          The "FEE TABLE" on page 8 of the Prospectus is revised as follows:

                                                SGF     SMDS     SSCV
                                                ---     ----     ----
          SHAREHOLDER FEES
          ----------------
          (fees paid directly from your investment)

          Redemption Fee as a percentage of    1.50%    1.50%     1.50%
          amount redeemed within 120 days
          of purchase

          Exchange Fee as a percentage of      1.50%    1.50%     1.50%
          amount exchanged within 120 days
          of purchase

          A new sub-heading entitled "REDEMPTION FEE" is added on page 16 of the Prospectus under "HOW TO REDEEM SHARES" as follows:

               "Please remember that if you sell or exchange your shares within 120 days or less after the purchase date, you will be charged a fee of 1.50% of the total redemption amount. This fee is retained by the Funds to compensate the Funds for the extra expense they incur because of short-term trading. In addition, the Funds hope that the fee will discourage short-term trading of their shares. The redemption fee may not apply in certain circumstances including the death or disability of a shareholder."

          The following sentence is added under the heading "EXCHANGE PRIVILEGE" on page 18.

               "If you exchange your shares 120 days or less after the purchase date, a redemption fee of 1.50% will be charged on the amount exchanged."

          Effective August 31, 2001, the advisor's voluntary fee waivers for Stratton Growth Fund, Inc. and Stratton Monthly Dividend REIT Shares, Inc. are discontinued and footnote number 1 on page 8 of the Prospectus is deleted in its entirety.

          The "ANNUAL FUND OPERATING EXPENSES" for the Stratton Growth Fund, Inc. and Stratton Monthly Dividend REIT Shares, Inc. as stated in the "FEE TABLE" on Page 8 of the Prospectus remains unchanged.

          The first paragraph under the "ADVISORY FEE" section on page 12 of the Prospectus is deleted in its entirety and replaced with the following:

               "For its advisory services, the advisor receives an annual fee of 0.75% of daily net assets of SGF and an annual fee of 0.63% of daily net assets of SMDS. During the fiscal year ended December 31, 2000, SGF and SMDS paid the advisor fees at the effective annual rates of 0.68% and 0.57% of each fund's respective average daily net assets."





                INVESTORS SHOULD RETAIN THIS SUPPLEMENT
            WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL
                   INFORMATION FOR FUTURE REFERENCE.
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